Exhibit 99.1

News Release

1140 E. Arques Ave.

Sunnyvale, CA 94085

Telephone 650.960.1980

sgi.com

MEDIA CONTACT

Lisa Pistacchio

pistacchio@sgi.com

650.933.5683

SGI PR HOTLINE

650.933.7777

SGI PR FACSIMILE

650.933.0714

FOR IMMEDIATE RELEASE

SGI REPORTS FISCAL 2007 THIRD QUARTER RESULTS

Results Reflect Continued Progress

SUNNYVALE, Calif. (May 8, 2007)—SGI (NASDAQ: SGIC) today announced financial results for the third quarter of its fiscal 2007, ended March 30, 2007. On a GAAP basis, revenue for the quarter was $111 million and operating loss was $20 million. GAAP gross margin was 33.0% and operating expenses were $57 million. As previously noted and more fully described below, GAAP financial results for the quarter are significantly impacted by non-cash adjustments dictated by the fresh start accounting treatment required as a result of the company’s emergence from Chapter 11 bankruptcy protection in October 2006, as well as other accounting changes. In this press release, the company uses certain pro forma financial measures that are not calculated in accordance with GAAP, or non-GAAP financial measures. Management believes that these non-GAAP financial measures are useful to investors because they facilitate period to period comparisons of SGI’s performance and because they help investors view the company’s results of operations through the eyes of management and the company’s lenders. SGI’s credit line covenants and management reporting and incentive plans are measured against certain of these non-GAAP financial measures.

Pro forma revenue was $130 million in the third quarter of fiscal 2007, compared with $134 million in the second quarter of fiscal 2007. Pro forma revenue excludes the impact of fresh start accounting and the deferral of the company’s recognition of revenues for certain of the company’s transactions where software is more than incidental to the overall solution. Pro forma gross margin for the third quarter adjusted for similar items was 43.6% compared with 38.1% in the prior quarter. Excluding restructuring, bankruptcy-related expenses, stock-based compensation expense and amortization of intangibles, pro forma operating expenses were $53 million in both the third quarter and the prior quarter. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) for the third quarter, as defined in the company’s debt agreements, was $10 million, compared with $4 million for the second quarter of fiscal 2007.

—more—

SGI Reports Fiscal 2007 Third Quarter Results/2

As of March 30, 2007, SGI had backlog of $109 million, compared with backlog of $139 million at December 29, 2006. Backlog is comprised of product and professional services expected to be delivered within the next nine months, which have not yet been reflected in revenue. Backlog does not include customer support maintenance contracts.

SGI ended the third quarter with $70 million in total unrestricted cash, compared with $75 million at the end of the second quarter of fiscal 2007. The company utilized approximately $6 million of cash during the quarter for the settlement of bankruptcy-related obligations. Availability under the company’s revolving line of credit was $30 million as of March 30, 2007 and no borrowings were made under the line during the quarter.

“Our third quarter results demonstrate continued progress,” said Robert (Bo) H. Ewald, SGI’s Chief Executive Officer, who joined the company on April 9. “We’re pleased with the financial results and the strong support from our customers and employees. We will be focusing more on increasing order volume and improving our traction in the market. Our execution on product and market plans to drive sustainable long-term revenue growth for the company is as critical as near-term performance.”

“While we are reaching stability, our business is still in the transition phase,” said Kathy Lanterman, SGI’s Chief Financial Officer. “Over the next year we will be focused on building an operating model for the company that will lead us to revenue growth and that will continue to be cash flow positive.”

As a policy, the company does not provide specific forward-looking guidance.

A reconciliation of the non-GAAP financial measures used in this press release to the company’s GAAP results of operations, including an illustration of the impact of the company’s fresh start accounting and the impact of the implementation of Statement of Accounting Position 97-2, “Software Revenue Recognition” (SOP 97-2) is available at www.sgi.com/company_info/investors.

Conference Call

SGI will conduct a conference call today at 2 p.m. PT to provide additional details. The webcast is available at http://www.sgi.com/company_info/investors/webcast.html. The dial-in number is (877) 495-0297 or (706) 643-9931 for participants outside of North America, conference ID: 8055107. An audio replay of this call will be available after 5 p.m. PT today at (800) 642-1687 (passcode: 8055107) or (706) 645-9291 (passcode: 8055107) and will be available for seven days until midnight on May 15. All links to the archived Webcast and audio replay are available through SGI’s Web site at www.sgi.com/company_info/investors/

SGI - Innovation for Results™

SGI (NASDAQ: SGIC) is a leader in high-performance computing. SGI delivers a complete range of high-performance server and storage solutions along with industry-leading professional services and support that enable its customers to overcome the challenges of complex data-intensive workflows and accelerate breakthrough discoveries, innovation and information transformation. SGI solutions help customers solve their computing challenges whether it’s enhancing the quality of life through drug research, designing and manufacturing safer and more

SGI Reports Fiscal 2007 Third Quarter Results/3

efficient cars and airplanes, studying global climate, providing technologies for homeland security and defense, or helping enterprises manage large data. With offices worldwide, the company is headquartered in Sunnyvale, Calif., and can be found on the Web at www.sgi.com.

—end—

© 2007 SGI. All rights reserved. SGI, the SGI cube and the SGI logo are registered trademarks of SGI in the United States and/or other countries worldwide. All other trademarks mentioned herein are the property of their respective owners.

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including the risks and uncertainties discussed under the caption “Factors That May Affect Results” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share amounts, unaudited)

	Successor Company	Predecessor Company	Successor Company	Predecessor Company
	Three Months Ended March 30, 2007	Three Months Ended March 31, 2006	Six Months Ended March 30, 2007	Three Months Ended Sept. 29, 2006	Nine Months Ended March 31, 2006
Product and other revenue (1)	$56,117	$42,601	$114,797	$45,229	$178,466
Product revenue from related party (2)	2,454	3,832	7,456	15,377	25,497
Service revenue (1)	52,475	59,129	96,516	61,199	199,134

Total revenue	111,046	105,562	218,769	121,805	403,097
Costs and expenses:
Cost of product and other revenue (3)	41,330	35,042	101,248	42,710	141,111
Cost of service revenue	33,025	33,185	62,412	32,265	108,791
Research and development	14,186	20,838	29,170	16,007	65,457
Selling, general and administrative (4)	42,017	51,336	83,623	42,359	168,828
Impairment of goodwill	—	8,386	—	—	8,386
Other operating expense, net (5)	358	11,550	3,243	3,926	28,849

Total costs and expenses	130,916	160,337	279,696	137,267	521,422

Operating loss	(19,870)	(54,775)	(60,927)	(15,462)	(118,325)

Interest expense	(2,836)	(4,824)	(5,994)	(7,688)	(12,327)
Interest and other income (expense), net (6)	174	532	1,373	11,391	506

Loss before reorganization items and income taxes	(22,532)	(59,067)	(65,548)	(11,759)	(130,146)
Reorganization items	—	—	—	340,397	—

(Loss) income before income taxes	(22,532)	(59,067)	(65,548)	328,638	(130,146)

Income tax provision (benefit)	488	(5,112)	1,166	2,382	(4,328)

Net (loss) income	$(23,020)	$(53,955)	$(66,714)	$326,256	$(125,818)

Net (loss) income per common share:
Basic	$(2.07)	$(0.20)	$(6.00)	$1.20	$(0.47)

Diluted	$(2.07)	$(0.20)	$(6.00)	$0.77	$(0.47)

Weighted-average shares used to compute net (loss) income per share:
Basic	11,125	270,486	11,125	271,563	268,635

Diluted	11,125	270,486	11,125	423,875	268,635

(1)	For the three- and six-month periods ended March 30, 2007 product and other revenue and service revenue was unfavorably impacted by $1 million and $7 million, and $5 million and $20 million, respectively, resulting from the fresh-start valuation of deferred revenue.
(2)	Represents product sales to SGI Japan, a related party for which we own a 10% interest at March 30, 2007 and pwned a 21% interest at March 31, 2006.
(3)	For the three- and six-month periods ended March 30, 2007, cost of product and other revenue includes non-cash costs of $3 million and $13 million, respectively, for the amortization of fresh-start inventory valuation adjustments and $2 million and $4 million, respectively, associated with the amortization of intangibles.
(4)	For the three- and six-month periods ended March 30, 2007, selling general and administrative expense includes non-cash costs of $2 million and $4 million, respectively, associated with the amortization of intangibles.
(5)	Represents charges for estimated restructuring costs, related accretion expense, and asset impairments in each of the three-month periods ended March 30, 2007, September 29, 2006 and March 31, 2006, in the six-month period ended March 30, 2007 and in the nine-month period ended March 31, 2006. The three- and six-month periods ended March 30, 2007 also includes $0.2 million and $2 million, respectively, in bankruptcy-related items incurred post-emergence.
(6)	The three-month period ended September 29, 2006 includes a pre-tax gain of approximately $10 million on the sale of a portion of our investment in SGI Japan.

SGI Proforma Income Statement

	Predecessor Company			Successor Company			Successor Company
(Dollars in millions)	GAAP 1Q07	Other Adjust	Pro Forma 1Q07	GAAP 2Q07	Other Adjust	Pro Forma 2Q07	GAAP 3Q07	Other Adjust	Pro Forma 3Q07
Product and Other Revenue	60.6		60.6	63.7		63.7	$58.6		$58.6
Prod Rev: Adj for change in accounting to 97-2		3.3	3.3		8.8	8.8		$8.2	$8.2
Fresh Start Valuation Adjustment			—		3.4	3.4		$1.1	$1.1
Service Revenue	61.2		61.2	44.0		44.0	$52.5		$52.5
Serv Rev: Adj for change in accounting to 97-2		1.8	1.8		1.7	1.7		$2.2	$2.2
Fresh Start Valuation Adjustment			—		12.5	12.5		$7.2	$7.2

Total Revenue	121.8	5.2	127.0	107.7	26.4	134.1	$111.0	$18.7	$129.8

Cost of Product and Other Revenue	42.7		42.7	59.9		59.9	$41.3		$41.3
Prod Cost: Adj for change in accounting to 97-2		2.1	2.1		5.3	5.3		$2.5	$2.5
Fresh Start - Valuation Adjustment			—		1.6	1.6		$0.6	$0.6
Fresh Start - Amortization of Intangibles			—		(2.0)	(2.0)		$(1.7)	$(1.7)
Fresh Start - Inventory Valuation Amortization			—		(12.6)	(12.6)		$(4.3)	$(4.3)
Fresh Start - PP&E Depreciation Adjustment			—		0.1	0.1		$0.1	$0.1
Cost of Service Revenue	32.3		32.3	29.4		29.4	$33.0		$33.0
Service Cost: Adj for change in accounting to 97-2		0.7	0.7		1.0	1.0		$1.1	$1.1
Service Cost: Adj for Fresh Start Accounting			—		0.3	0.3		$0.6	$0.6
Stock-Based Compensation		0.0	0.0		(0.0)	(0.0)		$(0.0)	$(0.0)

Total Cost of Revenue	75.0	2.8	77.8	89.3	(6.3)	83.0	$74.4	$(1.2)	$73.2

Gross Profit	46.8	2.4	49.2	18.4	32.7	51.1	$36.7	$19.9	$56.6

Gross Margin	38.4%	45.6%	38.7%	17.1%	123.7%	38.1%	33.0%	106.2%	43.6%

R&D	16.0	—	16.0	15.0	—	15.0	$14.2		$14.2
Fresh Start: In Process R&D Write-Off		—	—		(0.5)	(0.5)		—	$—
Fresh Start: PP&E Depreciation Adjustment		—	—		0.2	0.2		0.1	$0.1
Stock-Based Compensation		0.0	0.0		(0.1)	(0.1)		(0.2)	$(0.2)

	16.0	0.0	16.0	15.0	(0.4)	14.6	$14.2	$(0.1)	$14.0

Selling, General and Administrative	42.4	—	42.4	41.6	—	41.6	$42.0	—	$42.0
Fresh Start - Amortization of Intangibles			—		(2.1)	(2.1)		(2.1)	$(2.1)
Fresh Start: PP&E Depreciation			—		(0.6)	(0.6)		(0.5)	$(0.5)
Reorganization
Admin: Intangible Amortization			—			—		—	$—
Stock-Based Compensation		(0.1)	(0.1)		(0.1)	(0.1)		(0.9)	$(0.9)

Total SG&A Expense	42.4	(0.1)	42.2	41.6	(2.7)	38.9	$42.0	$(3.5)	$38.5

Total Operating Expense before Restructuring	58.4	(0.1)	58.2	56.6	(3.1)	53.5	$56.2	$(3.7)	$52.5

Operating Income (Loss) before Restructuring	(11.6)		(9.1)	(38.2)		(2.4)	$(19.5)		$4.1

Restructuring	3.9	(3.9)	—	1.2	(1.2)	—	$0.2	(0.2)	$—
Bankruptcy related expenses	—	—	—	1.7	(1.7)	—	$0.2	(0.2)	$—

Total Operating Expense	62.3	(4.1)	58.2	59.5	(6.0)	53.5	$56.6	(4.0)	$52.5

Operating Income (Loss)	(15.5)	6.4	(9.1)	(41.1)	38.7	(2.4)	$(19.9)	$23.9	$4.1

Interest Expense & Interest Income	(7.1)		(7.1)	(2.2)	—	(2.2)	$(2.8)	—	$(2.8)

SGI Proforma Income Statement

	Predecessor Company			Successor Company			Successor Company
(Dollars in millions)	GAAP 1Q07	Other Adjust	Pro Forma 1Q07	GAAP 2Q07	Other Adjust	Pro Forma 2Q07	GAAP 3Q07	Other Adjust	Pro Forma 3Q07
Cost of DIP Financing		3.7	3.7		—	—		—	$—
Other Income (Expense), Net of Interest Income	10.8		10.8	0.3		0.3	$0.2		$0.2
Pre-tax gain - Sale of portion of equity investment		(9.8)	(9.8)		—	—		—	$—
Reorganization Items	340.4	(340.4)	—		—	—		—	$—

Income (Loss) Before Income Taxes	328.6	(340.1)	(11.5)	(43.0)	38.7	(4.3)	$(22.5)	$23.9	$1.4

Provision for (Benefit From) Income Taxes	2.4		2.4	0.7		0.7	$0.5		$0.5
Tax on sale of equity investment noted above		(1.9)	(1.9)		—	—		—	$—

Net Loss	$326.2	$(338.2)	$(12.0)	$(43.7)	$38.7	(5.0)	$(23.0)	$23.9	$0.9

Depreciation for EBITDA	$10.2	$(3.7)	$6.5	$11.0	$(16.9)	$6.6	$10.4	$(4.3)	$6.1

Adjusted EBITDA			$(2.6)			$4.2			$10.2

	1Q07	2Q07	3Q07	FY07YTD
REVENUE BY SEGMENT

Core Systems:
Server products	$36.8	$45.9	$38.5	$121.2
Storage products	14.3	15.1	14.7	44.1

Total Core Systems	51.1	60.9	53.2	165.3

Legacy Systems:
Server products	11.8	13.3	13.2	38.3
Storage products	0.5	1.4	1.2	3.2

Total Legacy Systems	12.4	14.7	14.5	41.5

Total Products Revenue	63.5	75.6	67.7	206.8

Global Services:
Support Services	49.0	47.8	44.4	141.2
Professional services and solutions	14.5	10.7	17.7	42.9

Total Global Services Revenue	63.5	58.5	62.0	184.1

Total Revenue	$127.0	$134.1	$129.8	$390.9

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	Successor Company March 30, 2007 (1)	Predecessor Company June 30, 2006 (2)
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$69,458	$54,673
Short-term marketable investments	42	203
Short-term restricted investments	29,213	32,539
Accounts receivable, net	58,613	58,417
Inventories	95,379	49,997
Prepaid expenses and other current assets	43,150	65,180

Total current assets	295,855	261,009

Restricted investments	297	15,959

Net property and equipment	44,538	27,873

Goodwill	3,815	4,515
Other intangibles	78,378	—
Other assets	53,239	70,702

	$476,122	$380,058

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Liabilities not subject to compromise:
Current liabilities:
Accounts payable	$32,207	$8,951
Accrued compensation	35,940	29,224
Income taxes payable	625	1,596
Other current liabilities	45,082	46,548
Customer obligations	35,656	9,316
Current portion of long-term debt	380	103,124
Current portion of deferred revenue	85,314	117,907

Total current liabilities	235,204	316,666

Long-term debt	85,000	397
Long-term deferred revenue	8,459	18,291
Other liabilities	26,967	54,928

Total liabilities not subject to compromise	355,630	390,282

Liabilities subject to compromise	—	320,230

Total liabilities	355,630	710,512

Total stockholders’ equity (deficit)	120,492	(330,454)

	$476,122	$380,058

(1)	The condensed consolidated balance sheet at March 30, 2007 include the effects of the Plan of reorganization. The balances will not be comparable to historical periods. For a full understanding of the Fresh Start accounting effect on the Company’s financials please refer to the full Form 10Q for the second quarter of fiscal 2007.
(2)	The condensed consolidated balance sheet at June 30, 2006 has been derived from the audited consolidated financial statements at that date.